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                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT



     We consent to the use of our report dated March 17, 2000, with respect to InfoSpace, Inc. in the Current Report on Form 8-K of InfoSpace, Inc.


/s/ DELOITTE & TOUCHE LLP


Seattle, Washington

July 25, 2000